EXHIBIT 31.2

CERTIFICATION

I,  Bob  Bratadjaya,  certify  that:

1.

I have  reviewed  this quarterly report on Form 10-QSB of Island Residences Club,  Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a  material  fact  or  omit  to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements were  made,  not  misleading  with  respect  to  the period covered by this report;

3.

Based on  my  knowledge,  the  financial  statements,  and  other financial information  included  in  this  report,  fairly  present  in  all material respects  the  financial condition, results of operations and cash flows of the  small  business  issuer  as of, and for, the periods presented in this report;

4.

The small business issuer's other certifying officers and I are responsible for  establishing  and  maintaining  disclosure controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e)) for the small business  issuer  and  have:

a)

designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls  and  procedures  to  be  designed  under  our supervision, to ensure that material information relating to the small business  issuer,  including  its  consolidated  subsidiaries, is made known  to  us by others within those entities, particularly during the period  in  which  this  report  is  being  prepared;

b)

evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls  and  procedures and presented in this report our conclusions  about  the  effectiveness  of the disclosure controls and procedures,  as  of the end of the period covered by this report based on  such  evaluation;  and

c)

disclosed  in  this  report  any  change  in  the  small  business issuer's  internal  control  over  financial  reporting  that occurred during  the  small  business  issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report)that  has  materially  affected,  or  is  reasonably  likely to materially  affect,  the  small  business  issuer's  internal  control financial  reporting; and

5.

The small business issuer's other certifying officers and I have disclosed, based  on  our  most  recent  evaluation of internal control over financial reporting,  to the small business issuer's auditors and the audit committee of  small  business  issuer's board of directors (or persons performing the equivalent  function):

a)

all significant  deficiencies  and  material  weaknesses  in  the design or operation of internal control over financial reporting which are  reasonably likely to adversely affect the small business issuer's ability  to  record,  process,  summarize  and  report  financial information;  and

b)

any fraud,  whether  or  not  material,  that  involves  management or other  employees  who  have  a  significant role in the small business  issuer's  internal  control  over  financial  reporting.

Date: June ___, 2007
/s/ Bob Bratadjaya
	By:	Bob Bratadjaya
	Title:	Chief Financial Officer